UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2022

AZZURRO SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-252535	98-1511882
(State or other jurisdiction of Incorporation or organization)	Registration No.	(I.R.S. Employer Identification Number)

V Osikách, 24, Dolni Mecholupy, Prague, Czech Republic 10900

(Address of principal executive offices and zip code)

(702) 703-6003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Previous Independent Registered Public Accounting Firm.

On April 6, 2022, we dismissed Zia Masood Kiani & Co. (“ZMK”) as our company’s independent principal accountant to audit the Company’s financial statements. The decision to change accountants was approved by our board of directors. Our company does not have a standing Audit Committee.

Our company’s independent principal accountant’s report on the financial statements for the year ended September 30, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that the reports dated November 29, 2021  and January 22, 2021 contained the following explanatory paragraph: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern”.

During our company’s two most recent fiscal year and up to the date of dismissal of ZMK, there were: (i) no disagreements with ZMK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ZMK, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We have provided ZMK with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested ZMK to furnish to our company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of ZMK’s letter is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On April 6, 2022, we engaged MICHAEL GILLESPIE & ASSOCIATES, PLLC as our new independent registered accounting firm with the approval of our board of directors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with MICHAEL GILLESPIE & ASSOCIATES, PLLC regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that MICHAEL GILLESPIE & ASSOCIATES, PLLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Zia Masood Kiani & Co.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZURRO SOLUTIONS CORP.

/s/ Hanna Selyska
Hanna Selyska
Chief Executive Officer

Date: May 6, 2022

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